                                                                 EXHIBIT 10.15

==============================================================================

                            HOB ENTERTAINMENT, INC.

                              PURCHASE AGREEMENT

                                      FOR

                          CLASS D-2 PREFERRED STOCK,

                    12% SENIOR REDEEMABLE PREFERRED STOCK,

                      SENIOR CONVERTIBLE PREFERRED STOCK

                                      AND

                        COMMON STOCK PURCHASE WARRANTS

                           Dated as of July 21, 1999


==============================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                                                              Page

Purchase Agreement for Class D-2 Preferred Stock, 12% Senior Redeemable Preferred Stock, Senior Convertible Preferred
Stock and Common Stock Purchase Warrants...................................................................................... 1

Recitals...................................................................................................................... 1

1.   Purchase and Sale of the Class D-2 Preferred Stock, the Senior Preferred Stock, the Bridge Preferred Stock and the
     Warrants; Closings....................................................................................................... 2
     1.1     Purchase and Sale of the Class D-2 Preferred Stock, the Senior Preferred Stock, the Bridge Preferred Stock
             and the Warrants................................................................................................. 2
     1.2     Closings......................................................................................................... 2
             (a)  The Initial Closing......................................................................................... 2
             (b)  Subsequent Closings......................................................................................... 2

2. Representations and Warranties of the Company.............................................................................. 3
     2.1     Organization and Corporate Power................................................................................. 3
     2.2     Authorization.................................................................................................... 3
     2.3     Capitalization................................................................................................... 4
     2.4     Subsidiaries..................................................................................................... 5
     2.5     Financial Statements............................................................................................. 6
     2.6     Absence of Undisclosed Liabilities............................................................................... 6
     2.7     Absence of Certain Developments.................................................................................. 6
     2.8     Title to Properties.............................................................................................. 6
     2.9     Tax Matters...................................................................................................... 7
     2.10    Contracts and Commitments........................................................................................ 7
     2.10A   Nonproduced Documents............................................................................................
      2.11   No Defaults...................................................................................................... 8
      2.12   Intellectual Property............................................................................................ 8
      2.13   Effect of Transactions........................................................................................... 8
      2.14   Consents and Approvals........................................................................................... 9
      2.15   Litigation....................................................................................................... 9
      2.16   Business.........................................................................................................10
      2.17   Brokerage........................................................................................................10
      2.18   Employees........................................................................................................10
      2.19   Insurance........................................................................................................10
      2.20   Environmental and Safety Laws....................................................................................11
      2.21   Retirement Obligations, etc......................................................................................13
      2.22   Transactions with Affiliates.....................................................................................13
      2.23   Books and Records................................................................................................13
      2.24   Material Facts...................................................................................................13
      2.25   Securities Laws..................................................................................................14



      2.26   Small Business Matters; Use of Proceeds.......................................................................... 14
      2.27   Year 2000........................................................................................................ 15

3.   Representation and Warranties and other Agreements of the Investors.....................................................  15
      3.1    Authorization...................................................................................................  15
      3.2    Purchase Entirely for Own Account...............................................................................  16
      3.3    Restricted Securities...........................................................................................  16
      3.4    Formation.......................................................................................................  16
      3.5    Suitability.....................................................................................................  16
      3.6    Financial Condition.............................................................................................  16
      3.7    Experience......................................................................................................  16
      3.8    Receipt of Information..........................................................................................  16
      3.9    Brokerage.......................................................................................................  17
     3.10    Further Limitations on Disposition..............................................................................  17
     3.11    Legends.........................................................................................................  17
     3.12    Certain Governmental Approvals..................................................................................  18

4.   Conditions to the Investors' Obligations at each of the Closings......................................................... 17
     4.1     Performance of Covenants......................................................................................... 18
     4.2     Compliance Certificate........................................................................................... 18
     4.3     Amendment and Restatement of Certificate of Incorporation, By laws and Option Plan............................... 18
     4.4     Other Agreements................................................................................................. 18
     4.5     Opinion of Company Counsel....................................................................................... 18
     4.6     Secretary's Certificate.......................................................................................... 18
     4.7     Closing of Acquisition........................................................................................... 18
     4.8     Governmental Filings and Consents................................................................................ 19

5.   Conditions of the Company's Obligations at any Closing................................................................... 19
     5.1     Representations and Warranties................................................................................... 19
     5.2     Payment of Purchase Price........................................................................................ 19
     5.3     Other Agreements................................................................................................. 19
     5.4     Governmental Filings and Consents................................................................................ 19

6.   Affirmative Covenants of the Company..................................................................................... 19
     6.1     Financial and Other Information.................................................................................. 19
             (a)  Accounts and Reports........................................................................................ 19
             (b)  Annual and Quarterly Financial Statements................................................................... 20
             (c)  Monthly Financial Statements and Budgets.................................................................... 20
             (d)  Visits and Discussions...................................................................................... 20
             (e)  Adverse Change; Litigation.................................................................................. 21
             (f)  Other Information........................................................................................... 21
             (g)  Termination of Certain Obligations.......................................................................... 21
     6.2     Confidentiality.................................................................................................. 21
     6.3    Insurance......................................................................................................... 21


     6.4   Payment of Taxes; Corporate Existence.............................................................................. 22
     6.5   Transactions with Affiliates....................................................................................... 22
     6.6   Regulatory Compliance Cooperation.................................................................................. 23
     6.7   Information Rights and Related Covenants........................................................................... 25
     6.8   Remedies of Investors.............................................................................................. 26
     6.9   Issue of Additional Warrants....................................................................................... 26
     6.10  Issuance of Certain Warrants in the Event of a Failure to Issue Bridge
           Preferred Shares................................................................................................... 27
     6.11  Modifications of Certain Existing Instruments...................................................................... 27
     6.12  Performance of UCI Stock Purchase Agreement........................................................................ 27

7.   Restrictive Covenants in Favor of Holders of Senior Preferred Stock and Bridge Preferred Stock..........................  27
     7.1   Transactions with Affiliates......................................................................................  27
     7.2   Mergers and Consolidations........................................................................................  28
     7.3   Issuance of Senior or Pari Passu Equity Securities................................................................  28
     7.4   Restricted Payments...............................................................................................  28
     7.5   Incurrence of Indebtedness........................................................................................  28
     7.6   Redemption of Bridged Preferred Stock.............................................................................  29

8.   Miscellaneous ........................................................................................................... 29
     8.1   Certain Defined Terms.............................................................................................. 29
     8.2   Survival of Covenants; Assignability of Rights..................................................................... 29
     8.3   Incorporation by Reference......................................................................................... 29
     8.4   Parties in Interest................................................................................................ 30
     8.5   Amendments and Waivers............................................................................................. 30
     8.6   Governing Law...................................................................................................... 30
     8.7   Notices............................................................................................................ 30
     8.8   Subsidiaries....................................................................................................... 30
     8.9   Effect of Headings................................................................................................. 31
     8.10  Entire Agreement................................................................................................... 31
     8.11  Severability....................................................................................................... 31
     8.12  Counterparts....................................................................................................... 31
     8.13  Fees and Expenses.................................................................................................. 31
     8.13  Attorneys' Fees.................................................................................................... 31


                              PURCHASE AGREEMENT

                                      FOR
                          CLASS D-2 PREFERRED STOCK,
                    12% SENIOR REDEEMABLE PREFERRED STOCK,
                      SENIOR CONVERTIBLE PREFERRED STOCK
                                      AND
                        COMMON STOCK PURCHASE WARRANTS

                               *   *   *   *   *

     This PURCHASE AGREEMENT FOR CLASS D-2 PREFERRED STOCK, 12% SENIOR REDEEMABLE PREFERRED STOCK, SENIOR CONVERTIBLE PREFERRED STOCK AND COMMON STOCK PURCHASE WARRANTS (this "Agreement") is dated as of this 21st day of July, 1999,
                         ---------
by and among HOB ENTERTAINMENT, INC., a Delaware corporation (the "Company"),
                                                                   -------
and the Investors listed on Exhibits A-1 and A-2 attached hereto (each of whom
                            ------------     ---
is individually referred to herein as an "Investor" and collectively are referred to herein as the "Investors").
                           ---------

                                    RECITALS
                                    --------

     WHEREAS, the Company has authorized the issuance and sale of up to (i) 73,379,630 shares of Class D-2 Preferred Stock, $.01 par value (the "Class D-2
                                                                     ---------
Preferred Stock"), (ii) 81,125 shares of the 12% Senior Redeemable Preferred
---------------
Stock, $.01 par value (the "Senior Preferred Stock"), and (iii) 22,000 shares of
                            ----------------------
the Senior Convertible Preferred Stock, $.01 par value (the "Bridge Preferred
                                                             ----------------
Stock"), each to be issued pursuant to this Agreement; and
-----

     WHEREAS, the Company has authorized the issuance of warrants (the

"Warrants") to purchase up to 24,216,188 shares of common stock, $.0001 par
 --------
value per share (the "Common Stock") to purchasers of the Senior Preferred Stock
                      ------------
and the Bridge Preferred Stock pursuant to this Agreement; and

     WHEREAS, the rights, privileges and preferences of the Class D-2 Preferred Stock, the Senior Preferred Stock and the Bridge Preferred Stock are set forth in the Company's Amended and Restated Certificate of Incorporation attached to this Agreement as Exhibit B; and
                  ---------

     WHEREAS, the terms of the Warrants are set forth in the form of Warrant Agreement (the "Warrant Agreement") attached to this Agreement as Exhibit C; and
                                                                  ---------

     WHEREAS, the Company desires to issue and sell to the Investors and the Investors desire to purchase from the Company shares of Class D-2 Preferred Stock, the Senior Preferred Stock, the Bridge Preferred Stock and the Warrants; and

     WHEREAS, each of the parties hereto, in order to induce each of the other parties hereto to enter into this Agreement and to consummate the transactions contemplated hereby, agrees to the covenants and agreements set forth herein;

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.  Purchase and Sale of the Class D-2 Preferred Stock, the Senior Preferred
    ------------------------------------------------------------------------
Stock, the Bridge Preferred Stock and the Warrants; Closings.
------------------------------------------------------------

    1.1.  Purchase and Sale of the Class D-2 Preferred Stock, the Senior
          --------------------------------------------------------------
Preferred Stock, the Bridge Preferred Stock and the Warrants. Subject to the
------------------------------------------------------------
terms and conditions of this Agreement and on the basis of the representations, warranties and covenants set forth herein, the Company agrees to sell to the Investors and each such Investor, severally and not jointly, agrees to purchase from the Company (i) the number of shares of Class D-2 Preferred Stock (the "Class D-2 Shares") set forth opposite such Investor's name on either Exhibit A-
 ----------------                                                     ---------
1 or A-2 hereto under the heading "Total Class D-2 Shares Purchased" at a
-    ---
purchase price of $1.62 per share of Class D-2 Preferred Stock, (ii) the number of shares of Senior Preferred Stock (the "Senior Preferred Shares") set forth
                                          -----------------------
opposite such on either Exhibit A-1 or A-2 hereto under the heading "Total
                        -----------    ---
Senior Preferred Shares Purchased" at a purchase price of $1,000.00 per share of Senior Preferred Stock, (iii) the number of shares of Bridge Preferred Stock (the "Bridge Preferred Shares" and together with the Class D-2 Preferred Shares
      -----------------------
and the Senior Preferred Shares, the "Shares") set forth opposite such
                                      ------
Investor's name on Exhibit A hereto under the heading "Total Bridge Preferred
                   ---------
Shares Purchased" at a purchase price of $1,000.00 per share of Bridge Preferred Stock and (iv) in the case of Investors purchasing Senior Preferred Shares and Bridge Preferred Shares, the number of detachable Warrants set forth opposite such Investor's name on Exhibit A hereto under the heading "Total Warrants
                        ---------
Purchased" for no additional consideration. Following Closing, the Company and the Investors will mutually agree on an allocation of the aggregate purchase price paid under this Agreement among the Senior Preferred Shares and the Bridge Preferred Shares and the respective Warrants issued in connection therewith, and all tax returns or other filings by the parties will reflect and be consistent with such allocation.

    1.2.  Closings. Subject to the terms and conditions hereof, the purchase and
          --------
sale of the Shares of Class D-2 Preferred Stock, Senior Preferred Stock, Bridge Preferred Stock and Warrants contemplated by Section 1.1 hereof will take place
                                             -----------
at one or more closings (the "Closings") at such place as the parties shall
                              --------
mutually agree.

          (a)  The Initial Closing. The initial closing (the "Initial Closing")
               -------------------                            ---------------
shall take place as soon as all requisite consents and conditions to closing described herein have been satisfied, and contemporaneously with the closing of the transactions contemplated by the UCI Stock Purchase Agreement (as defined in
Section 2.6 hereof). At the Initial Closing, the Company shall deliver to each Investor identified on Exhibit A-1 one or more certificates and Warrant
                       -----------
Agreements representing the number of Shares and Warrants, respectively, set forth opposite such Investor's name on Exhibit A-1 hereto to be purchased at
                                       -----------
such Closing against the payment of the purchase price thereof pursuant to the provisions of this Section 1.2(a), less the amount of any fees and expenses
                   -------------
payable or reimbursable to such Investor pursuant to Section 8.13 hereof.
                                                     ------------

          (b)  Subsequent Closings. The Company may conduct one or more
               -------------------
subsequent Closings (each a "Subsequent Closing") for the issuance and sale of
                             ------------------
additional Shares of Class D-2 Preferred Stock and Senior Preferred Stock with Warrants in units consisting of Shares of Class D-2 Preferred Stock (having an aggregate liquidation preference equal to $6.25), Shares of Senior Preferred Stock having an aggregate liquidation preference equal to $3.75, and Warrants exercisable into 0.6135176 Shares of Common Stock at such time or times as the parties shall mutually agree; provided, that the Company shall not issue more than an aggregate of 10,030,864 additional Shares of Class D-2 Preferred Stock, 9,750 additional Shares of Senior Preferred Stock and additional Warrants exercisable into 1,708,499 Shares of Common Stock. Each issuance at a Subsequent Closing, except for issuances to existing stockholders of the Company pursuant to their preemptive rights under the Amended Stockholders Agreement (as defined herein), must be approved by the Company's Executive Committee. At such Subsequent Closings, the Company shall deliver to each Investor one or more certificates representing the total number of Shares and a Warrant Agreement for the Warrants being purchased by such Investor against the payment of the purchase price therefor pursuant to the provisions of this Section 1.2. Each
                                                           -----------
Investor purchasing Shares and Warrants in a Subsequent Closing shall execute and deliver signature pages to this Agreement and the other agreements identified in Section 4.4, binding them to each such agreement. The Company
              ------------
shall amend Exhibit A-2 to reflect the names of such Investors and the number of Shares and Warrants purchased by them.

2.  Representations and Warranties of the Company.
    ---------------------------------------------

    In order to induce the Investors to enter into this Agreement and to purchase the Shares and Warrants hereunder, the Company hereby represents and warrants to each Investor that, as of the date hereof and as of each Closing:

    2.1.  Organization and Corporate Power.  The Company is a corporation duly
          --------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation in each jurisdiction where such qualification is required and in which failure to so qualify would have a material adverse effect on the Company. The Company has all required corporate power and authority to own its property, to carry on its business as presently conducted or contemplated to be conducted and to carry out the transactions contemplated hereby. The copies of the Amended and Restated Certificate of Incorporation (the "Amended Certificate") and Amended and
                                   -------------------
Restated Bylaws (the "Amended Bylaws") of the Company, as amended to date or as
                      --------------
will be amended prior to the Initial Closing (in the case of the Amended Certificate), which are in the form attached hereto as Exhibits B and D,
                                                       ----------------
respectively, are correct and complete; provided that the Amended Bylaws will be further amended prior to the Initial Closing as necessary to give effect to the transactions contemplated by this Agreement, such amendment to be in form and substance reasonably satisfactory to the Investors.

    2.2.  Authorization. This Agreement and any other agreements, instruments or
          -------------
documents entered into by the Company pursuant to this Agreement (or contemplated hereby, as identified on Schedule 2.2) have been duly executed and
                                      ------------
delivered by the Company and are the legal, valid and, assuming due execution and delivery by the other parties hereto and thereto, binding obligations of the Company, enforceable against the Company in accordance with their terms. The execution, delivery and performance of this Agreement and any other agreement, instrument or document entered into by the Company pursuant to this Agreement has been duly authorized by all necessary corporate action of the Company.

     2.3.  Capitalization. The entire authorized capital stock of the Company
           --------------
consists of 195,480,322 shares of Common Stock, of which 3,393,500 shares are issued and outstanding, 15,488,672 shares of Class A Preferred Stock, $.01 par value per share (the "Class A Preferred Stock"), of which 13,683,596 shares are
                      -----------------------
issued and outstanding, 21,700,404 shares of Class B Preferred Stock, $.01 par value per share (the "Class B Preferred Stock"), of which 20,491,329 shares are
                      -----------------------
issued and outstanding, 15,069,588 shares of Class C Preferred Stock, $.01 par value per share (the "Class C Preferred Stock"), of which 10,833,356 shares are
                      -----------------------
issued and outstanding, and 29,166,667 shares of Class D-1 Preferred Stock, of which 16,892,148 shares are issued and outstanding, and as of the Initial Closing will also include 73,379,630 shares of Class D-2 Preferred Stock, 49,768,519 shares of which will be issued and outstanding, 81,125 shares of Senior Preferred Stock, 49,375 shares of which will be issued and outstanding and 22,000 shares of Bridge Preferred Stock, 20,000 shares of which will be issued and outstanding, after giving effect, in the case of the Class D-2 Preferred Stock, the Senior Preferred Stock and the Bridge Preferred Stock, to the Shares to be issued and sold under this Agreement. For purposes hereof, the Class A Preferred Stock, the Class B Preferred Stock and the Class C Preferred Stock are collectively referred to as the "Junior Preferred Stock," and the
                                           ----------------------
Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock, the Class D-1 Preferred Stock, the Class D-2 Preferred Stock, the Senior Preferred Stock and the Bridge Preferred Stock are collectively referred to as the "Preferred Stock." Except for 1,592,105 shares of Class A Preferred Stock
     ---------------
which have been previously repurchased from a stockholder and are held in treasury but are not subject to reissuance, the Company holds no shares of Common Stock and no shares of Preferred Stock in its treasury. In addition to the Shares, Warrants, Conversion Shares and Warrants issuable in connection with the transactions contemplated by the Agreement, the Company has reserved (i) 15,500,166 shares of Common Stock for issuance pursuant to options granted or available for grant under the Company's 1993 Stock Option Plan; (ii) 2,946,296 shares of Common Stock for issuance pursuant to options granted outside of the Company's 1993 Stock Option Plan; (iii) 1,470,013 shares of Common Stock for issuance pursuant to warrants granted by the Company to consultants, development partners and others; (iv) 212,963 shares of Class A Preferred Stock (and underlying Common Stock) for issuance to Judith Belushi Pisano upon exercise of options granted to Ms. Pisano; (v) 411,833 shares of Common Stock issuable upon exercise of warrants ("Convertible Note Warrants") granted by the Company in
                       -------------------------
connection with the issuance by the Company of convertible notes on November 5 and 19, 1996; (vi) 1,550,907 shares of Common Stock issuable upon exercise of warrants ("Investor Warrants") granted by the Company in connection with the
           -----------------
issuance of the Class C Preferred Stock; (vii) 1,636,047 shares of Common Stock issuable upon exercise of warrants issued to Universal Studios, Inc. under the UCI Stock Purchase Agreement; and (viii) 1,000,000 shares of Common Stock for issuance pursuant to options granted or available for grant under the Company's Spokesperson Plan. All of the issued and outstanding shares of capital stock of the Company are duly authorized, validly issued and outstanding, fully paid and nonassessable. The

Company has reserved all of the authorized shares of Class D-2 Preferred Stock, Senior Preferred Stock and Bridge Preferred Stock for issuance hereunder.

     The Company has authorized and reserved for issuance, (i) upon conversion of the issued and outstanding Class A Preferred Stock, Class B Preferred Stock, Class C Preferred Stock and Class D-1 Preferred Stock, upon conversion of the Class D-2 Preferred Stock issuable hereunder, and upon conversion of Class D-2 Preferred Stock issuable upon conversion of the Bridge Preferred Stock issuable hereunder, a sufficient number of shares of its Common Stock (the "Common
                                                                   ------
Conversion Shares"), (ii) upon conversion of the Bridge Preferred Stock issuable
-----------------
hereunder, a sufficient number of shares of Senior Preferred Stock and Class D-2 Preferred Stock ("Preferred Conversion Shares" and together with the Common
                  ---------------------------
Conversion Shares, the "Conversion Shares"), (iii) upon exercise of the Warrants
                        -----------------
issuable hereunder, a sufficient number of shares of its Common Stock (the

"Warrant Shares") and (iv) upon the payment-in-kind of any dividends on the
---------------
Bridge Preferred Stock, a sufficient number of shares of Bridge Preferred Stock. The Conversion Shares, the Warrant Shares and the Shares referred to in clause
(iv) above will, upon such issuance in accordance with the terms of the Amended Certificate and the Warrants, as the case may be, be duly authorized, validly issued and outstanding, fully paid and nonassessable. Except as set forth in

Schedule 2.3, there are no outstanding warrants, options or other rights to
------------
purchase equity securities granted by the Company. Except as will be provided in Section 8 of the Second Amended and Restated Stockholders Agreement among the Company, the Investors and certain other stockholders of the Company (the

"Amended Stockholders Agreement"), a copy of which is attached hereto as Exhibit
-------------------------------                                          -------
E, as of the Initial Closing and at all times thereafter, there will be no
-
preemptive rights with respect to the issuance or sale by the Company of the Shares, the Warrants, the Conversion Shares or the Warrant Shares. Except as will be provided in the Amended Certificate, the Amended Bylaws, the Amended Stockholders Agreement and the Second Amended and Restated Registration Rights Agreement among the Company, the Investors and certain holders of the Company's securities (the "Amended Registration Rights Agreement"), a copy of which is
                 -------------------------------------
attached hereto as Exhibit F, or as imposed by applicable securities laws, and
                   ---------
except for any restrictions upon transfer or voting imposed by action of any holder of Preferred Stock or Common Stock with respect to such holder, as of the Initial Closing and at all times thereafter, there will be no restrictions on the transfer or voting of any shares of the Company's Preferred Stock or Common Stock. Except as set forth on Schedule 2.3 or as set forth in the Amended
                               -------------
Registration Rights Agreement, as of the Initial Closing and at all times thereafter, there will be no existing rights with respect to registration under the Securities Act of 1933, as amended (the "1933 Act"), of any of the Company's
                                             --------
Common Stock or Preferred Stock. On or prior to the Initial Closing, the Company also will adopt certain amendments to its Amended and Restated Stock Option Plan. The Company has not violated the 1933 Act or any state Blue Sky or securities laws in connection with the issuance of any of its securities.

     The consummation of the transactions contemplated by this Agreement, including without limitation the issuance of the Shares, Warrants, Conversion Shares and Warrant Shares, will not trigger "anti-dilution" rights or other adjustments which would result in an increase of more than an aggregate of 1.0% of the Company's total issued and outstanding capital stock, assuming that all securities which are either directly or indirectly exercisable or convertible into capital stock of the Company have been either fully exercised or converted.

     2.4  Subsidiaries. The subsidiaries of the Company are listed on Schedule
          ------------                                                --------
2.4 (each a "Subsidiary" and collectively the "Subsidiaries"), and, except as
---          ----------                        ------------
set forth on Schedule 2.4, each Subsidiary is, directly or indirectly, wholly
             ------------
owned by the Company, and the Company has no investments in any other corporation or business organization. All capital stock of each Subsidiary has been duly authorized and is validly issued, fully paid, nonassessable and, except as set forth on Schedule 2.4, free and clear of all liens. All such stock
                       ------------
was issued in compliance with all applicable state and federal laws concerning the issuance of securities. Except as set forth on Schedule 2.4, each of the
                                                   -------------
Subsidiaries is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization as set forth on Schedule 2.4
                                                                    ------------
and is duly qualified to do business as a foreign corporation in each jurisdiction where such qualification is required and in which failure to so qualify would have a material adverse effect on such Subsidiary. Each Subsidiary has all required corporate power and authority to own its property and to carry on its business as presently conducted or contemplated to be conducted.

     2.5.  Financial Statements. The Company has delivered to the initial
           --------------------
Investors, (i) the Company's audited consolidated balance sheet as of December 27, 1998 and its audited consolidated statements of income and cash flows for the 52-week period then ended (the "1998 Financials"), (ii) the Company's
                                    ---------------
audited consolidated balance sheet as of December 28, 1997 and its audited consolidated statements of income and cash flows for the 52-week period then ended (the "1997 Financials") and (iii) the unaudited consolidated balance sheet
            ---------------
as of June 27, 1999 and its unaudited consolidated statements of income and cash flows for the 26-week period then ended (the "Interim Financial Statements,"
                                              ----------------------------
along with the 1998 and 1997 Financials, the "Financial Statements"). The
                                              --------------------
Financial Statements are complete and correct, in all material respects, have been prepared in accordance with generally accepted accounting principles, consistently applied, and fairly present, in all material respects, the financial position of the Company as of each such date and the results of operations for each such period then ended.

     2.6.  Absence of Undisclosed Liabilities.  (i) Except as and to the extent
           ----------------------------------
reflected or reserved against in the 1998 Financials, (ii) except for liabilities arising in the ordinary course of its business since December 27, 1998, (iii) except for obligations under that certain Stock Purchase Agreement dated as of July 20, 1999 (the "UCI Stock Purchase Agreement") by and among the
                                ----------------------------
Company, Universal Studios, Inc. and Universal Studios Canada Ltd. or in respect of the debt and equity financing transactions related thereto, and (iv) except as disclosed on Schedule 2.6, neither the Company nor any Subsidiary has
                ------------
incurred any material accrued or contingent liability arising out of any transaction or state of facts existing prior to the date hereof, which liability exists on the date hereof.

     2.7.  Absence of Certain Developments.  Since December 27, 1998, except as
           -------------------------------
disclosed in Schedule 2.7, there has been no (i) material adverse change in the
             ------------
condition, financial or otherwise, of the Company or any Subsidiary or in the assets, liabilities, properties, prospects or business of the Company or any Subsidiary, (ii) declaration, setting aside or payment of any dividend or other distribution with respect to the capital stock of the Company or of any

Subsidiary, (iii) loss, destruction or damage to any property of the Company or of any Subsidiary, whether or not insured, which loss would have a material adverse effect on the Company or any Subsidiary, (iv) labor trouble involving the Company or any Subsidiary or any material change in any of their respective personnel or the terms and conditions of employment, (v) waiver of any valuable right, (vi) loan or extension of credit to any officer or employee of the Company or any Subsidiary, (vii) material change in any governmental permit of the Company or (viii) acquisition or disposition of any material assets (or any contract or arrangement therefor), or any other material transaction by the Company or any Subsidiary otherwise than for fair value in the ordinary course of business.

     2.8.  Title to Properties. Except as disclosed in Schedule 2.8, other than
           -------------------                         ------------
(i) any lien in respect of current taxes not yet due and payable, (ii) possible minor liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company, or any Subsidiary, and which have arisen in the ordinary course of business and shall be removed within a reasonable period, and (iii) any materials or mechanics' liens which arise by the operation of law and which do not materially impair the operations of the Company or any Subsidiary, each of the Company and the Subsidiaries has good and marketable title to all properties and assets owned by it necessary to its business as presently conducted and as proposed to be conducted, free and clear of all mortgages, security interests, liens, restrictions or encumbrances. Except as disclosed in Schedule 2.8, all
                                                            ------------
machinery and equipment included in such properties which is necessary to the business of the Company or of any Subsidiary is in good condition and repair except for reasonable wear and tear, and all leases of real or personal property to which the Company or any Subsidiary is a party are fully effective and afford the Company or such Subsidiary, as the case may be, peaceful and undisturbed possession of the subject matter of the lease. Except as disclosed in Schedule
                                                                      --------
2.8, to the best of the Company's knowledge, neither the Company nor any
---
Subsidiary is in material violation of any zoning, building or safety ordinance, regulation or requirement or other law or regulation applicable to the operation of owned or leased properties likely to impede the normal operation of the business of the Company or of any Subsidiary, and neither the Company nor any Subsidiary has received any written notice of violation with which such recipient has not complied.

     2.9.  Tax Matters. Except as disclosed in Schedule 2.9, the Company and the
           -----------                         ------------
Subsidiaries have duly filed all federal, state, county and local tax returns required to have been filed by them and have paid, or will pay, all taxes shown on such returns to be due pursuant to any assessment, notice of deficiency or other notice received by them. Except as disclosed in Schedule 2.9, there are in
                                                      ------------
effect no waivers of applicable statutes of limitations with respect to taxes for any year. The provisions for taxes in the Financial Statements are sufficient for the payment of all accrued and unpaid federal, state, county and local taxes of the Company and the Subsidiaries, whether or not assessed or disputed as of the date of each such balance sheet. There have been no examinations or audits of any tax returns or reports by any applicable federal, state or local governmental agency.

     2.10.  Contracts and Commitments.  Except for the contracts described in
            -------------------------
Schedule 2.10 (the "Material Agreements"), neither the Company nor any
-------------       -------------------
Subsidiary has any contract,
obligation or commitment which involves by its terms a commitment in excess of $100,000, including any written employment contracts (including contracts with any agent or independent contractor), stock redemption or purchase agreements, financing agreements, distribution agreements, partnership or joint venture agreements, confidentiality or non-competition agreements in which the Company or any Subsidiary is an obligor, agreements with holders of the Company's securities, royalty agreements, licenses under which either the Company or any Subsidiary is licensee or licensor, leases of real property, pension, profit-sharing, retirement or stock options plans. With respect to each Material Agreement, except as disclosed on Schedules 2.7 and 2.11: (i) the agreement is
                                  -------------     ----
legal, valid, binding and in full force and effect; (ii) the agreement will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; and (iii) to the best of the Company's knowledge, no party has repudiated any provision of the agreement.

     2.10A.  Nonproduced Documents.  The Company acknowledges that certain
             ---------------------
documents identified in Schedule 2.10 hereto and the other Schedules attached
                        -------------
hereto, in each case as marked with an asterisk, have not been received by the Investors or their respective legal counsel (the "Nonproduced Documents"). The Company represents and warrants to the Investors that the Nonproduced Documents do not contain provisions which, taken as a whole, could reasonably be expected to have a material adverse impact on the decision by the Investors to purchase the Shares and Warrants to be purchased by the Investors pursuant to this Agreement.

     2.11.  No Defaults. Except as described on Schedule 2.11, neither the
            -----------                         -------------
Company nor any Subsidiary is in default (which default would have a material adverse effect on the Company's or any such Subsidiary's properties or assets or the business of the Company or any such Subsidiary as presently conducted or proposed to be conducted) (a) under its charter documents or its Amended Bylaws or any note, indenture or Material Agreement to which it is a party or by which it or any of its property is bound or affected or (b) with respect to any order, writ, injunction or decree of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. To the best of the Company's knowledge, there exists no condition, event or act which after notice, lapse of time, or both, could constitute a default by the Company or any Subsidiary under any of the foregoing. To the best of the Company's knowledge, no third party is in default under any Material Agreement to which the Company or any Subsidiary is a party or by which any of them or any of their property is affected, which default would have a material adverse effect on the Company's or any such Subsidiary's properties or assets or the business of the Company or any such Subsidiary as presently conducted or proposed to be conducted.

     2.12.  Intellectual Property. Schedule 2.12A contains a list of all patents
            ---------------------  --------------
and of all registered and material non-registered trademarks and service marks (in each case, whether issued or pending), and all licenses with respect to any of the foregoing, owned or possessed by the Company or any Subsidiary, the loss of which would have a material adverse effect on the Company. All of such patents, registered and material non-registered trademarks and service marks, and licenses are valid and enforceable and, except as disclosed on Schedule
                                                                   --------
2.12A, are free and clear of all liens and encumbrances of any nature. Except as
-----
disclosed on Schedule 2.12B, to the best of the Company's knowledge, neither the
             --------------
Company nor any

Subsidiary infringes any patent, copyright, or trademark rights of others. Except as disclosed on Schedule 2.12C, the Company and each Subsidiary has the
                       --------------
right to use, free and clear of claims or rights of others, all material trade secrets, customer lists, processes, computer software, patents, copyrights and trademarks required for, incident to or included in its products and its proposed products, and, to its knowledge, is not using and has not used any confidential information, trade secrets or computer software required for its products of any former employer of any of its past or present employees except to the extent properly licensed to the Company or such Subsidiary.

     2.13.  Effect of Transactions.  Except as disclosed on Schedule 2.13, the
            ----------------------                          -------------
execution, delivery and performance of this Agreement and any other agreements, instruments, or documents entered into by the Company pursuant to this Agreement (as set forth on Schedule 2.2), the issuance, sale and delivery of the Shares,
                 ------------
the Warrants, the Conversion Shares and the Warrant Shares, and compliance with the provisions hereof and thereof by the Company, do not and will not, with or without the passage of time or the giving of notice or both, (a) violate any provision of law, statute, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body, (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any Subsidiary under its respective charter or by-laws or under any note, indenture, mortgage, lease, agreement, contract, purchase order or other instrument, document or agreement to which the Company or any Subsidiary is a party or by which any of them or any of their property is bound or affected, or (c) result in (i) any payment under, (ii) amendment or change of the terms of or rights under, or (iii) vesting, acceleration or increase of rights, compensation or benefits under any agreement, plan, policy, commitment, security, right to acquire securities of the Company or other contract to which the Company or any of its Subsidiaries is a party.

     2.14.  Consents and Approvals. No authorization, consent, approval or other
            ----------------------
order of, declaration to, or filing with, any governmental agency or body, and no consent of any other person or entity, is required for or in connection with the valid and lawful authorization, execution and delivery by the Company of this Agreement or any other agreements, instruments or documents entered into by the Company pursuant to this Agreement (as set forth on Schedule 2.2) or in
                                                        ------------
connection with the valid and lawful authorization, issuance, sale and delivery of the Shares and Warrants, except as set forth on Schedule 2.14, and except
                                                   -------------
where the failure to obtain any such authorization, consent, approval or order or to make any such declaration or filing would not have a material adverse effect on the business or financial condition of the Company and the Subsidiaries, taken as a whole, or on the Investor or its ability to consummate the transactions contemplated hereby.

     2.15.  Litigation. All significant claims pending against the Company or
            ----------
any Subsidiary are identified on Schedule 2.15. There is no action, suit,
                                 -------------
proceeding or investigation pending or, to the Company's knowledge, threatened against the Company or any Subsidiary which questions the validity of this Agreement or any other agreements, instruments or documents entered into by the Company pursuant to this Agreement (as set forth on Schedule 2.2) or the
                                                    ------------
right of the Company to enter into them or to consummate the transactions contemplated hereby or thereby, or which the Company reasonably believes will, either individually or in the aggregate, result in any material adverse change in the business, assets, conditions, operations, prospects or affairs of the Company, or of any Subsidiary, financial or otherwise, or any change in the current equity ownership of the Company or of any Subsidiary, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or, to the best of the Company's knowledge, threatened, involving the prior employment of any of the Company's employees or those of any Subsidiary, their use in connection with the Company's or any Subsidiary's business of any information, creations or techniques allegedly proprietary to any of their former employers or other persons or entities, or their obligations under any agreements with prior employers or other persons or entities. None of the Company or any of its executive officers or directors or any Subsidiary, or any Subsidiary's executive officers or directors, is a party to, or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality which might result, either individually or in the aggregate, in any material adverse change in the business, assets, conditions, operations, affairs, or, in the reasonable business judgment of the Company, prospects of the Company or of any Subsidiary, financial or otherwise, or any change in the current equity ownership of the Company or of any Subsidiary. Except as disclosed on Schedule 2.15, there is no action, suit or proceeding by the Company or any Subsidiary currently pending or which the Company or any Subsidiary presently intends to initiate.

     2.16.  Business. Except as disclosed in Schedule 2.16, each of the Company
            --------                         -------------
and each Subsidiary has all necessary franchises, permits, licenses and other rights and privileges necessary to permit it to own its property and to conduct its present business. Neither the Company nor any Subsidiary is in violation of any law, regulation, authorization or order of any public authority relevant to the ownership of its properties or the carrying on of its present business which in the aggregate would have a material adverse affect on the Company or on any Subsidiary.

     2.17.  Brokerage. Except as disclosed on Schedule 2.17, there are no claims
            ---------                         -------------
for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement made by or on behalf of the Company, and the Company agrees to pay any such brokerage commissions, finder's fees or similar compensation based on any arrangement made by or on behalf of the Company whether or not listed on
Schedule 2.17 and to indemnify and hold the Investors harmless against any
-------------
damages incurred as a result of any such claim.

     2.18.  Employees. There are no controversies or labor troubles pending, or
            ---------
to the best of the Company's knowledge, threatened between it and its employees or the employees of any Subsidiary or between any Subsidiary and the Company's employees or the employees of any Subsidiary. Except as disclosed on Schedule
                                                                     --------
2.18, to the best of the Company's knowledge:  (a) no employee of the Company or
----
any Subsidiary is in violation of any term of any employment contract, patent or other proprietary information disclosure agreement or any other material contract or agreement relating to the right of any such employee to be employed by the Company or such Subsidiary because of the nature of the business conducted or proposed to be conducted by the Company or such Subsidiary or for any other reason, and the continued employment by the Company and each Subsidiary of its respective present employees will not result in any such violation; (b) no officer of the Company or any Subsidiary has any present intention of terminating his employment therewith nor does the Company or any Subsidiary have any present intention of terminating any such employment; and (c) the Company and each Subsidiary has complied in all material respects with all applicable state and federal laws and regulations respecting employment and employment practices, terms and conditions of employment, wages and hours and other laws related to employment, and there are no arrears in the payments of wages, withholding or social security taxes, unemployment insurance premiums or other similar obligations. Except as set forth in Schedule 2.10, neither the Company nor any
                                    -------------
Subsidiary is a party to any agreement with any of its respective officers with respect to such person's employment.

     2.19.  Insurance. The Company and each Subsidiary maintains in full force
            ---------
and effect such types and amounts of insurance issued by insurers of recognized responsibility insuring each of them with respect to its respective business and properties, in such amounts and against such losses and risks as are listed in
Schedule 2.19, which such insurance covers such risks and is maintained in such
-------------
amounts as is usually carried by persons engaged in the same or similar businesses.

     2.20.  Environmental and Safety Laws.
            -----------------------------
            (a) As used in this Agreement, the terms "Removal," "Remedial Action," "Release," "Hazardous Substance" and "National Priorities List" shall have the same meaning as those terms are given in the Comprehensive Environmental Response Compensation and Liability Act ("CERCLA") and its implementing regulations, and the terms "Hazardous Waste" and "Solid Waste" shall have the same meaning as those terms are given in the Resource Conservation and Recovery Act, as amended ("RCRA") and its implementing
                                            ----
regulations.

            (b) The ownership, use and operation by the Company or any Subsidiary of each facility used in its business has been and all ownership, use and operation of each such facility by any Person has been, in compliance in all material respects with all Federal, state and local environmental, safety and anti-pollution laws, including without limitation RCRA, its implementing regulations and all applicable state hazardous waste laws; the Clean Water Act, as amended, its implementing regulations and all applicable state and local effluent discharge laws; the Clean Air Act, as amended, its implementing regulations and all applicable state and local air emission laws; the Toxic Substances Control Act, as amended, its implementing regulations and all applicable state and local toxic substance laws; CERCLA, its implementing regulations and all applicable state and local environmental response, compensation and liability laws; the National Environmental Policy Act of 1969 and its implementing regulations; the Occupational Safety and Health Act, its implementing regulations and all applicable state and local worker safety and health laws; and all such laws concerning particulate emissions, hazard communication, surface water pollution, groundwater pollution, air pollution, solid wastes, hazardous wastes, hazardous substances, toxic substances, storage, handling, treatment, transportation, spills or other releases, and disposal of any substance, chemicals, materials or wastes, and exposure to or notification regarding any substance, chemical, material or waste, and neither the Company nor any Subsidiary has reason to believe that any claim, action, lawsuit, proceeding, complaint or charge exists or may be brought for violation of any such laws.

           (c) To the best of the Company's knowledge, neither the Company nor any Subsidiary has any liability, arising out of its own actions or inactions, or to its knowledge, any other liability, whether fixed, unliquidated, absolute, contingent or otherwise, under any Federal, state or local environmental, safety or anti-pollution laws, including any liability, responsibility or obligation for investigation, removal, Remedial Action or any fines, penalties, costs or expenses to effect compliance with or discharge any duty, obligation or claim under any such laws, and neither the Company nor any Subsidiary has reason to believe that any claims, actions, suits, proceedings or investigations under such laws exist or may be brought or threatened.

            (d) There has not been, and is not occurring, at any facility owned or operated or previously owned or operated by the Company or any Subsidiary any Release or threatened Release of any Hazardous Substance, Hazardous Waste, Solid Waste or petroleum, including crude oil or any fraction thereof, nor has the Company or any Subsidiary any reason to believe such a Release either is occurring or has occurred at any time in the past. Neither the Company nor any Subsidiary has applied or disposed of any Hazardous Substance, Hazardous Waste, Solid Waste or petroleum, including crude oil or any fraction thereof, in any manner which may form the basis for any present or future claim, demand or action seeking investigation, Removal, or Remedial Action at any facility, site, location or body of water, surface or subsurface, including groundwater or any costs or expenses related thereto.


            (e) Neither the Company nor any Subsidiary has sent, arranged for disposal or treatment, arranged with a transporter for transport for disposal or treatment, transported, or accepted for transport any Hazardous Substance, Hazardous Waste, Solid Waste or petroleum, including crude oil or any fraction thereof, to a facility, site or location, which, pursuant to CERCLA or any similar state or local law, (a) has been placed or is proposed to be placed, on the National Priorities List or its state equivalent or (b) which is subject to a claim, administrative order or other request to take clean up action, Removal or Remedial Action by any person or entity (including any governmental entity) or which is subject to a claim for damages by any person or entity (including any governmental entity).

            (f) Neither the Company nor any Subsidiary stores, generates or produces any Hazardous Substance, Hazardous Waste, or petroleum in material violation of any law. There has not been any contamination of groundwater, surface waters, soils or sediments, as a result of the manufacture, storage, processing, loss, leak, escape, spillage, disposal or other handling or disposition by or on behalf of the Company or by or on behalf of any Subsidiary of any product or substance on or prior to the Closing. All Hazardous Substances, Hazardous Wastes and petroleum stored by or on behalf of the Company or by or on behalf of any Subsidiary have been stored in all material respects in compliance with all Federal, state and local environmental, safety and antipollution laws.

            (g) All facilities located on owned or leased real estate of the Company and those of any Subsidiary have been approved by all necessary governmental authorities, and each of the Company and each Subsidiary has obtained and is in possession of all material environmental and safety permits and licenses necessary for its business including permits required by local zoning laws. Except as disclosed on Schedule 2.20, there have not been any
                                    -------------
environmental audits or assessments or occupational health studies undertaken by or on behalf of the Company or by or on behalf of any Subsidiary or governmental agencies with respect to the Company or any Subsidiary or the Company's or any Subsidiary's assets, employees, facilities or properties, the results of groundwater and soil testing, the results of underground fuel, waste or waste tank tests and soil samples, written communications with Federal, state or local governments on environmental, safety or anti-pollution matters, or Occupational Safety and Health Administration citations.


            (h)  Except as disclosed on Schedule 2.20, there have been no
                                        -------------
Hazardous Substances, Hazardous Wastes, Solid Wastes, petroleum, tanks, containers, cylinders, drums, bottles or cans buried, stored or deposited in violation of any law in or on any real property currently or formerly owned or operated by the Company or any Subsidiary while owned or operated by the Company or any Subsidiary, or to the best of the Company's knowledge, before owned or operated by the Company or any Subsidiary.

     2.21.  Retirement Obligations, etc.  Except as disclosed on Schedule 2.21,
            ----------------------                               -------------
neither the Company nor any Subsidiary has any pension, retirement or similar plan or obligation, whether of a legally binding nature or in the nature of informal understandings. Neither the Company nor any Subsidiary is a party to any collective bargaining agreement and, to the best of the Company's knowledge, no organizational efforts are presently being made with respect to any of its employees or those of any Subsidiary. Schedule 2.21 lists the employee benefit
                                       -------------
plans of the Company and each of the Subsidiaries.


     2.22.  Transactions with Affiliates. Except as disclosed on Schedule 2.22,
            ----------------------------                         -------------
no 1% or greater stockholder, officer or director of the Company or of any Subsidiary, nor any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the 1933 Act) nor any member of such person's family (herein, a "Related Party") is a party to any
                                           -------------
transaction with the Company or any Subsidiary, including, without limitation, any contract, agreement or other arrangement providing for the rental of real or personal property from, or otherwise requiring payments to, any Related Party. Except as set forth in Schedule 2.22 no employee of the Company or of any
                       -------------
Subsidiary nor any Related Party is indebted in an amount greater than $20,000 to the Company or any Subsidiary and neither the Company nor any Subsidiary is indebted to any such employee or Related Party.

     2.23.  Books and Records. The minute books of the Company and those of each
            -----------------
of the Subsidiaries as provided upon request to the Investors and their counsel contain complete and accurate records of all meetings and all other corporate actions of each of their respective stockholders, Board of Directors and all committees, if any, appointed by its Board of Directors. The stock ledger of the Company and that of each of the Subsidiaries as provided upon request to the Investors and their counsel are complete and reflect all issuances, transfers, repurchases and cancellations of shares of capital stock of each of the Company and the Subsidiaries. The books of account, ledgers, order books, records and documents of the Company and those of each of the Subsidiaries as provided upon request to the Investors and their counsel accurately and completely reflect all material information relating to their respective business, the nature, acquisition, maintenance, location and collection of their respective assets and the nature of all transactions giving rise to their respective obligations and accounts receivable.

     2.24.  Material Facts. This Agreement and the Schedules hereto and
            --------------
furnished contemporaneously herewith, and each other agreement, document, certificate or written statement, if any, furnished or to be furnished to the Investors through the Closings by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated hereby, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein or herein in light of the circumstances in which they were made not misleading. To the best of the Company's knowledge, there is no fact which has not been disclosed herein or otherwise by the Company to the Investors and which may materially adversely affect the business, properties, assets or condition, financial or otherwise, of the Company or of any Subsidiary except for facts relating to general economic conditions which may affect all companies which are in a similar industry.

     2.25.  Securities Laws.  Assuming that the Investors' representations and
            ---------------
warranties contained in Section 3 of this Agreement are true and correct, the
                        ---------
offer, issuance and sale by the Company to the Investors of the Shares, Warrants, Conversion Shares and Warrant Shares are, and will be as of each Closing or the date of issuance of Conversion Shares and Warrant Shares, as applicable, exempt from the registration and prospectus delivery requirements of the 1933 Act, and have been, or will be as of each Closing, registered or qualified (or are, or will be as of each Closing, exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state Blue Sky and securities laws.

     2.26.  Small Business Matters; Use of Proceeds.
            ---------------------------------------
            (a) The Company, together with its "affiliates" (as that term is defined in Title 13, Code of Federal Regulations, (S) 121.103), is a "small business concern" within the meaning of the Small Business Investment Act of 1958, as amended (the "SBIA") and the regulations thereunder, including 13 CFR
                       ----
(S) 121.301(c) and (S) 121.302. The information set forth in the Small Business Administration Forms 480, 652 and Parts A and B of Form 1031 regarding the Company and its affiliates, when delivered to Chase Venture Capital Associates, L.P. or any Investor controlled by it including, without limitation, Chase/HOB 1999 Partners (GC), L.L.C. ("Chase/HOB") a Delaware limited liability company
                             ---------
(collectively, "CVCA"), will be accurate and complete and will be in form and
                ----
substance acceptable to CVCA. Copies of such forms, as applicable, shall be completed and executed by the Company and delivered to CVCA at the Closing.

            (b) The proceeds from the sale of the Shares will be used by the Company to (1) acquire all of the stock of Universal Concerts, Inc., Universal Arenas, Inc., Universal Events, Inc., and Universal Concerts Canada, Ltd. pursuant to the UCI Stock Purchase Agreement, (2) finance initial working capital and other corporate needs related to the foregoing acquisitions, and (3) pay expenses related to the transactions contemplated by this Agreement and the UCI Stock Purchase Agreement. Absent completion of the sale of Shares to CVCA at the Initial Closing of this financing, the Company does not have access to the capital resources necessary to satisfy such obligations. No portion of such proceeds will be issued (i) to provide capital to a corporation licensed under the SBIA, (ii) to acquire farm land, (iii) to fund production of a single item or defined limited number of items, generally over a defined production period, and such production will constitute the majority of the activities of the Company and its Subsidiaries (examples include motion pictures and electric generating plants), or (iv) for any purpose contrary to the public interest (including, but not limited to, activities which are in violation of law) or inconsistent with free competitive enterprise, in each case, within the meaning of 13 CFR (S) 107.720.

            (c) Neither the Company's nor any of its Subsidiaries' primary business activity involves, directly or indirectly, providing funds to others (other than its wholly owned subsidiaries), the purchase or discounting of debt obligations, factoring or long-term leasing of equipment with no provision for maintenance or repair, and neither the Company nor any of its Subsidiaries is classified under Major Group 65 (Real Estate) of the SIC Manual. The assets of the business of the Company and its Subsidiaries (the "Business") will not be
                                                       --------
reduced or consumed, generally without replacement, as the life of the Business progresses, and the nature of the Business does not require that a stream of cash payments be made to the Business's financing sources, on a basis associated with the continuing sale of assets (examples of such businesses would include real estate development projects and oil and gas wells).

            (d) The proceeds from the sale of the Shares to CVCA will not be used substantially for a foreign operation; and at Closing or within one year thereafter, no more than 49% of the employees or tangible assets of the Company and its Subsidiaries will be located outside the United States. This subsection
(d) does not prohibit such proceeds from being used to acquire foreign materials and equipment or foreign property rights for use or sale in the United States.

            (e) To the best knowledge of the Company, prior to Closing no SBIC owns any Securities (as defined herein) issued by the Company, other than CVCA. Without the consent of Chase Venture Capital Associates, L.P., which will not be unreasonably withheld, the Company will not issue Securities to any SBIC in the future.

            (f) If the Company breaches this representation in any material respect, then in addition to all other remedies available to CVCA, CVCA may demand that the Company repurchase all Shares acquired by CVCA at the original cost thereof.

     2.27.  Year 2000.
            ---------

         The Company and its Subsidiaries have implemented a comprehensive program to address the "year 2000 problem" (that is, the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999) and expect to resolve on a timely basis (and in any case, in advance of December 31, 1999) any material year 2000 problem. The Company and its Subsidiaries have also made or will timely make inquiry of each supplier and vendor of the Company and its Subsidiaries that is of material importance to the financial well-being of the Company and its Subsidiaries with respect to the "year 2000 problem." On the basis of the inquiries made to date, the Company reasonably believes that each such supplier and vendor will resolve any material year 2000 problem on a timely basis.

3.   Representation and Warranties and other Agreements of the Investors.
     -------------------------------------------------------------------

Each Investor, severally and not jointly, hereby represents, warrants and agrees with the Company as follows:

     3.1.  Authorization. Such Investor has full corporate or partnership power
           -------------
and authority, as the case may be, to execute, deliver and perform this Agreement, the Amended Stockholders Agreement and the Amended Registration Rights Agreement and to acquire the Shares and Warrants. This Agreement, the Amended Stockholders Agreement and the Amended Registration Rights Agreement constitute the legal, valid and, assuming due execution and delivery by the other parties thereto, binding obligation of such Investor, enforceable in accordance with their respective terms.

     3.2.  Purchase Entirely for Own Account. The Shares and Warrants to be
           ---------------------------------
received by such Investor and the Conversion Shares and Warrant Shares received upon conversion of such Shares and Warrants, respectively (collectively, the "Purchased Securities") will be acquired for investment for such Investor's own
 --------------------
account, not as a nominee or agent and not with a view to the distribution of any part thereof in contravention of applicable law. Such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in contravention of applicable law. Such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Purchased Securities.

     3.3.  Restricted Securities.  Such Investor understands that the Purchased
           ---------------------
Securities may not be sold, transferred, or otherwise disposed of without registration under the 1933 Act, or an exemption therefrom, and in the absence of an effective restriction statement covering the Purchased Securities or available exemption from registration under the 1933 Act, the Purchased Securities must be held indefinitely. In the absence of an effective registration statement covering the Purchased Securities, such Investor will sell, transfer or otherwise dispose of the Purchased Securities only in a manner consistent with its representations and agreements set forth herein and the terms and conditions set forth in the Amended Registration Rights Agreement and the Amended Stockholders Agreement.

     3.4.  Formation. Except as disclosed on Schedule 3.4, such Investor
           ----------                        ------------
represents that it was not organized for the purpose of making an investment in the Company.

     3.5.  Suitability.  Such Investor is an Accredited Investor as such term is
           -----------
defined in Rule 501(a) promulgated pursuant to the 1933 Act.

         3.6.  Financial Condition. Such Investor's financial condition is such
               -------------------
that it is able to bear the risk of holding the Purchased Securities for an indefinite period of time and can bear the loss of its entire investment in its Purchased Securities.

         3.7.  Experience. Such Investor has such knowledge and experience in
               ----------
financial and business matters and in making high-risk investments of this type that it is capable of evaluating the merits and risks of the purchase of the Purchased Securities.

         3.8.  Receipt of Information. Such Investor has been furnished access
               ----------------------
to the business records of the Company and such additional information and documents as such Investor has requested and has been afforded an opportunity to ask questions of and receive information from representatives of the Company concerning the terms and conditions of this Agreement, the purchase of the Purchased Securities, the Company's business, operations, market potential, capitalization, financial condition and prospects, and all of the matters deemed relevant by such Investor; provided, however, that Investor's receipt of such
                           --------  -------
information and documents shall not limit Investor's ability to rely upon the Company's representations and warranties contained herein.

         3.9.  Brokerage. There are no claims for brokerage commissions or
               ---------
finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of such Investor, and such Investor agrees to indemnify and hold the Company and the other Investors harmless against any damages incurred as a result of any such claims based on any arrangement or agreement made by or on behalf of such Investor.

         3.10.  Further Limitations on Disposition.
                -----------------------------------

                (a) Each Investor further agrees not to make any disposition of all or any portion of the Purchased Securities unless and until:

                     (i) There is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement and all applicable state securities laws; or

                     (ii) (A)  Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (B) such Investor shall have furnished the Company with a reasonably satisfactory opinion from counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the 1933 Act.

                (b) Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by any Investor pursuant to Rule 144(k) promulgated under the 1933 Act, or any other valid exception thereto, or a transfer by an Investor to a partner, subsidiary, shareholder or affiliate of such Investor, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were an original Investor hereunder.

     3.11.  Legends. It is understood that the certificates evidencing the
            -------
Purchased Securities may bear substantially the following legends:

            (a) "These securities have not been registered under the 1933 Act, and may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required, or unless sold pursuant to Rule 144(k) of such Act.

            (b) Any legend required by the Amended Stockholders Agreement, the Amended Registration Rights Agreement or the laws of any other applicable jurisdiction.

     3.12.  Certain Governmental Approvals. In the event that (x) all conditions
            ------------------------------
to the closing of the transactions contemplated by the UCI Stock Purchase Agreement have been satisfied or, to the extent permitted, waived (subject to the limitation on waivers contained in the equity commitment letters referred to below), and (y) the Investors are obligated to fund the Company in accordance with their respective equity commitment letters, dated July 21, 1999, delivered to Universal Studios, Inc. but for the fact that one or more Investors have failed to receive all regulatory approvals, including, without limitation, any required by the HSR Act (a "Regulatory Issue"), and such Regulatory Issue would
                            ----------------
not be present if the Investor acquired some or all of the Company securities to be issued to it in the form of non-voting securities, then each Investor shall nonetheless be required to close its investment in the Company, subject to the following adjustments: (a) each Investor with a Regulatory Issue shall determine the greatest number of voting securities ("Voting Securities") that it can
                                           -----------------
acquire measured as a ratio of (i) the number of Voting Securities that the Investor may acquire without causing a Regulatory Issue to (ii) the total number of such securities that the Investor is required to purchase hereunder (such ratio, the "Voting Ratio"); (b) if it has not already done so, the Company shall
            ------------
authorize non-voting securities that are otherwise identical in all substantive respects to its related Voting Securities and in any event in form and substance reasonably satisfactory to each Investor, and are convertible into such Voting Securities on a share-for-share basis at the election of the holder (the "Non-
                                                                          ---
Voting Shares"); (c) each Investor shall then close its investment in the
-------------
Company and pay the aggregate cash purchase price due and payable at Closing, whereupon the Company will issue to each Investor that was otherwise to have acquired Voting Securities a combination of Voting Securities and Non-Voting Securities in accordance with the Voting Ratio; and (d) each Investor will be deemed to have covenanted and agreed with each other Investor not to convert any Non-Voting Shares into Voting Shares unless each Investor has resolved its Regulatory Issue and all shares can be so converted by all Investors. Each Investor agrees that it will keep the Company and each other Investor apprised of the status of any Regulatory Issue applicable to it, such advice to be confirmed in writing upon request.

4.  Conditions to the Investors' Obligations at each of the Closings.
    ----------------------------------------------------------------

          The obligations of the Investors under Section 1 of this Agreement to
                                                 ---------
purchase the Shares and Warrants at the Initial Closing and any Subsequent Closing are subject to the fulfillment on or before the Initial Closing or any Subsequent Closing, as the case may be, of each of the following conditions unless waived by the Investors in accordance with Section 7.5 hereof:
                                                  -----------

     4.1.  Performance of Covenants. The Company shall have performed and
           ------------------------
complied in all material respects with all covenants contained in this Agreement that are required to be performed or complied with by it on or before such Closing; it being understood that the failure of any representations or warranties contained in Section 2 to be true and correct when made or as of the Closing shall not be deemed to constitute a failure of this condition; provided,
                                                                       --------
however, that the Investors shall not be deemed to have waived any of their
-------
rights or remedies hereunder with respect to any breach or failure of such representation or warranties.

     4.2.  Compliance Certificate. The President of the Company shall deliver to
           ----------------------
the Investors at such Closing a certificate certifying that, as with respect to the Company, the conditions specified in Sections 4.1, 4.3, 4.4, 4.7 and 4.8
                                         ---------------------------     ---
have been fulfilled.

     4.3.  Amendment and Restatement of Certificate of Incorporation, Bylaws and
           ---------------------------------------------------------------------
Option Plan. The Company shall have filed with the Secretary of State of
-----------
Delaware the Amended Certificate which is attached hereto as Exhibit B.
                                                             ---------

     4.4.  Other Agreements. The Amended Stockholders Agreement substantially in
           ----------------
the form of Exhibit E attached hereto, and the Amended Registration Rights
            ---------
Agreement substantially in the form of Exhibit F attached hereto, shall have
                                       ---------
each been executed and delivered by the parties thereto.

     4.5.  Opinion of Company Counsel. The Investors shall have received from
           --------------------------
Latham & Watkins, counsel for the Company, an opinion dated as of such Closing addressing matters customary in transactions of the type contemplated by this Agreement and containing customary qualifications and exemptions.

     4.6.  Secretary's Certificate. The Secretary or an Assistant Secretary of
           -----------------------
the Company shall deliver to the Investors at such Closing a Certificate, dated as of the Closing, certifying: (a) that attached thereto is a true and complete copy of all resolutions and consents adopted by the Board of Directors and the stockholders of the Company authorizing the issuance, sale and delivery of the Shares and the reservation, issuance and delivery of the Conversion Shares and Warrant Shares, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection therewith; and (b) to the incumbency and specimen signature of certain officers of the Company.

     4.7.  Closing of Acquisition.  All conditions precedent to the Company's
           ----------------------
obligation to consummate the transactions contemplated by the UCI Stock Purchase Agreement shall have been satisfied or, with the consent of all Investors, waived, such that the acquisition contemplated thereby shall be consummated immediately following the Initial Closing, and the

UCI Stock Purchase Agreement shall not have been amended in a manner adverse to any Investor without the consent of such Investor.

     4.8.  Governmental Filings and Consents. Subject to Section 3.12, with
           ---------------------------------
respect to the Hart Scott Rodino Antitrust Improvements Act ("HSR") filings by
                                                              ---
Chase/HOB 1999 Partners (GC), L.L.C. ("Chase"), affiliates of J. H. Whitney &
                                       -----
Co. (collectively, "J. H. Whitney"), First Union Investors, Inc. ("First
                    -------------                                  -----
Union"), and S.A. Blues Partners, L.P. ("S.A. Blues") and by the Company, the
-----                                    ----------
waiting period shall have elapsed or early termination thereof shall have been granted without adverse action by the Federal Trade Commission or the Department of Justice; and all approval and consents under the Competition Act (Canada) and Bank Act (Canada) applicable to the issuance and sale of the Shares and Warrants shall have been received, provided that each Investor, with respect to itself, shall (i) make any required filing pursuant to HSR, the Competition Act (Canada) and the Bank Act (Canada) as soon as practicable after the date hereof, (ii) supply as promptly as practicable to the appropriate governmental authorities any additional information and documentary material that may be requested pursuant thereto and (iii) use its reasonable best efforts to obtain all such approvals and consents and such early termination.

5.  Conditions of the Company's Obligations at any Closing.
    ------------------------------------------------------

The obligations of the Company under Section 1 of this Agreement are subject to
                                     ---------
the fulfillment on or before any such Closing of each of the following conditions unless waived by the Company:

    5.1.  Representations and Warranties. The representations and warranties of
          ------------------------------
the Investors contained in Section 3 shall be true and correct on and as of the
                           ---------
date of such Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

    5.2.  Payment of Purchase Price. The Investors shall have delivered payment
          -------------------------
of the aggregate purchase price of the Shares and Warrants to be purchased by them at such Closing as set forth in Section 1.2, by payment of cash.
                                     -----------

     5.3. Other Agreements. The Amended Registration Rights Agreement
          ----------------
substantially in the form of Exhibit F attached hereto and the Amended
                             ---------
Stockholders Agreement substantially in the form of Exhibit E attached hereto
                                                    ---------
shall have each been executed and delivered by the parties thereto.

     5.4. Governmental Filings and Consents. With respect to the HSR filings by
          ---------------------------------
Chase, J. H. Whitney, First Union and S.A. Blues and by the Company, the waiting period shall have elapsed or early termination thereof shall have been granted without adverse action by the Federal Trade Commission or the Department of Justice; and all approvals and consents under the Competition Act (Canada) and Bank Act (Canada) applicable to the issuance and sale of the Shares and Warrants shall have been received, provided that the Company shall (i) make any required filing pursuant to HSR, the Competition Act (Canada) and the Bank Act (Canada) as soon as practicable after the date hereof, (ii) supply as promptly as practicable to the appropriate governmental authorities any additional information and documentary material that may be requested pursuant thereto and (iii) use its reasonable best efforts to obtain all such approvals and consents and such early termination.

6.  Affirmative Covenants of the Company.
    ------------------------------------
    6.1.  Financial and Other Information.
          -------------------------------
          (a)  Accounts and Reports. The Company will maintain a standard system
               --------------------
of accounts in accordance with generally accepted accounting principles consistently applied.

          (b)  Annual and Quarterly Financial Statements. The Company will
               -----------------------------------------
deliver to each Investor: (i) within ninety (90) days after the end of each fiscal year a copy of the balance sheet of the Company as of the end of such year, together with consolidated and consolidating statements of income and of cash flows of the Company for such year, all in reasonable detail, prepared in accordance with generally accepted accounting principles, consistently applied, and certified in an audit report by independent public accountants of national standing selected by the Board of Directors of the Company, and (ii) copies of all financial statements and reports which the Company shall send to its stockholders or file with the Securities and Exchange Commission or any stock exchange on which any securities of the Company may be listed. The Company shall also deliver to each Investor who holds Shares having an aggregate liquidation preference of at least $1,000,000 or Conversion Shares issued thereunder (each a "Principal Holder"), within forty-five (45) days after the end of each of the
 ----------------
first three quarters of each fiscal year, a copy of the consolidated balance sheet of the Company as of the end of such quarter and consolidated statements of income and of cash flows of the Company for the fiscal quarter and for the portion of the fiscal year ending on the last day of such quarter, each of the foregoing balance sheets and statements to set forth in comparative form the corresponding figures for the same period of the prior fiscal year, and actual versus budgeted amounts, to be in reasonable detail; provided, however, such
                                                     --------  -------
financials are subject to year-end adjustments and may not contain all footnotes required under generally accepted accounting principles and to be certified, subject to normal year-end audit adjustments, by the principal financial officer of the Company that they are true and accurate in all material respects as of their dates.

          (c)  Monthly Financial Statements and Budgets. The Company will
               ----------------------------------------
furnish to each Principal Holder: within thirty (30) days after the end of each month, other than the last month of any fiscal quarter or of the fiscal year of the Company, a copy of the consolidated balance sheet of the Company as of the end of such month and consolidated statements of income and of cash flows of the Company for such month, each of the foregoing balance sheets and statements to set forth in comparative form the corresponding figures for the prior fiscal period, to be in reasonable detail, to be prepared in accordance with generally accepted accounting principles, consistently applied, and to be certified, subject to normal year-end audit adjustments, by the principal financial officer of the Company that they are true and accurate in all material respects as of their dates; and, to the extent provided to the Board of Directors, as soon as possible, but in any event at least thirty (30) days prior to the beginning of each fiscal year, a budget, prepared on a period by period basis with each period including four or five weeks, and operating plan for such fiscal year, each approved by the Company's Board of Directors, including projected balance sheets and statements of income and changes in financial condition of the Company for such months.

          (d)  Visits and Discussions. The Company will permit each Principal
               ----------------------
Holder and its authorized representatives, at all reasonable times during normal business hours and as often as reasonably requested, to visit and inspect, at the expense of such Investor, any of the properties of the Company, including its books and records and, subject to reasonable arrangements with any transfer agents of the Company, lists of security holders, and to make extracts therefrom and to discuss the affairs, finances, and accounts of the Company with its officers.

          (e)  Adverse Change; Litigation. The Company will promptly advise each
               --------------------------
Principal Holder in writing of each suit or proceeding commenced or threatened against the Company which, if adversely determined, would result in a material adverse change in the condition or business, financial or otherwise, of the Company and of any facts that come to the Company's attention which question the accuracy or completeness of the representations and warranties contained herein when made.

          (f)  Other Information. The Company will also furnish to each
               -----------------
Principal Holder with reasonable promptness, such other information and data with respect to the Company as such Investor may from time to time reasonably request.

          (g)  Termination of Certain Obligations. The obligations of the
               ----------------------------------
Company to comply with Sections 6.1(b) - 6.1(f) above shall terminate upon the
                       ---------------   ------
closing of a Qualified Public Offering (as such term is defined in the Amended Certificate attached hereto as Exhibit B).
                               ---------

     6.2.  Confidentiality. Each of the Investors further covenants and agrees
           ---------------
that any authorized representative of such Investor receiving information under Sections 6.1(b) - 6.1(f), or exercising rights of visitation or inspection
--------------    ------
granted hereunder shall maintain the confidentiality of all financial, confidential and proprietary information of the Company acquired by them in exercising such rights. Notwithstanding the preceding sentence, each Investor may (1) disclose such information when required by law or governmental order or regulation, or when required by a subpoena or other process, (2) disclose such information to the extent necessary to enforce this Agreement, (3) disclose such information to its attorneys, accountants, governmental regulators, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, provided that the requirements of this subsection shall in turn be binding on any such attorney, accountant, consultant or other professional, or (4) disclose such information as may be required by any prospective purchaser of any Shares, Conversion Shares or Warrant Shares from such Investor, provided that such prospective purchaser agrees in writing to be bound by the provisions of this subsection. An Investor may also disclose such information to any affiliate of such Investor provided that the requirements of this Section 6.2 shall in turn be binding on any such affiliate, or, to a partner, shareholder or subsidiary of such Investor if such partner, shareholder or subsidiary agrees in writing to be bound by the provisions of this Section 6.2.
                   -----------

     6.3.  Insurance. The Company will keep all its and its Subsidiaries'
           ---------
insurable properties properly insured against loss or damage by fire and other risks; maintain public liability insurance against claims for personal injury, death or property damage suffered by others upon or in or about any premises occupied by it or arising from equipment owned by the Company or any of its Subsidiaries and leased to and located upon or in or about any premises occupied by any other person; maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business; and maintain such other insurance as is usually maintained by persons engaged in the same or similar business as is the Company or any of its Subsidiaries. All such insurance shall be maintained against such risks and in at least such amounts as such insurance is usually carried by persons engaged in the same or similar businesses, and all insurance herein provided for shall be effected and maintained in force under a policy or policies issued by insurers of recognized responsibility, except that the Company or any of its Subsidiaries may effect worker's compensation or similar insurance in respect of operations in any state or other jurisdiction either through an insurance fund operated by such state or other jurisdiction or by causing to be maintained a system or systems of self-insurance which is in accord with applicable laws. The Company's executive officers shall periodically report to the Board of Directors on the status of the insurance coverage of the Company and its Subsidiaries.

     6.4  Payment of Taxes; Corporate Existence. The Company and each Subsidiary
          -------------------------------------
will:
          (a) pay and discharge promptly, or cause to be paid and discharged promptly, when due and payable, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any of its property, real, personal and mixed, or upon any part thereof, as well as all claims of any kind (including claims for labor, materials and supplies) which if unpaid might by law become a lien or charge upon its property; provided, however, that the
                                               --------  -------
Company or any Subsidiary shall not be required to pay any tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company or any Subsidiary shall have set aside on its books reserves (classified to the extent required by generally accepted accounting principles) deemed by it adequate with respect thereto; and provided further, that the Company or any
                                   -------- ------
Subsidiary shall have no obligation to make any payments under this paragraph
(a) with respect to property subject to leases pursuant to the terms of which the lessees thereof have undertaken to make such payments;

          (b) do or cause to be done all things necessary to preserve and keep in full force and effect its respective corporate existence, rights and franchises; provided, however, that nothing in this paragraph (b) shall (i)
            --------  -------
prevent the abandonment or termination of the Company's or any Subsidiary's authorization to do business in any foreign state or jurisdiction if, in the opinion of the Company's or any Subsidiary's Board of Directors, such abandonment or termination is in the interest of the Company or any Subsidiary and not disadvantageous in any material respect to the equity holders of the Company or (ii) require compliance with any law so long as the validity or applicability thereof shall be disputed or contested in good faith; and

            (c) maintain and keep, or cause to be maintained and kept, its properties in good repair, working order and condition, and from time to time make, or cause to be made, all repairs, renewals and replacements which in the opinion of the Company are necessary and proper so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

     6.5 Transactions with Affiliates.  Except for transactions described on
         ----------------------------
Schedule 2.22, the Company will not, and will cause its Subsidiaries not to, enter into any transaction of any kind with any officers or directors of the Company or a holder of five percent (5%) or more of the Common Stock of the Company outstanding or options to purchase such Common Stock or other securities directly or indirectly convertible or exercisable into such Common Stock, any member of their respective families, or any corporation or other entity directly or indirectly controlled by, controlling or under common control with one or more such officers, directors or five percent (5%) stockholders or members of their families, other than (a) transactions between or among the Company and any
                ----------
Subsidiary, (b) transactions on terms at least as favorable to the Company and its Subsidiaries as would be the case in an arm's-length transaction between unrelated parties of equal bargaining power, (c) payment of reasonable and customary fees paid to members of the board of directors of the Company, (d) ordinary and usual compensation arrangements for officers, and (e) transactions approved by a majority of the disinterested directors of the Company's or applicable Subsidiary's board of directors.

     6.6.  Regulatory Compliance Cooperation.
           ---------------------------------
           (a) In the event that CVCA or First Union determines that it has a Regulatory Problem (as defined below), the Company agrees to use commercially reasonable efforts to take all such actions as are reasonably requested by CVCA or First Union, as the case may be, in order (i) to effectuate and facilitate any transfer by CVCA or First Union of any Securities (as defined below) of the Company then held by CVCA or First Union to any Person designated by CVCA or First Union , (ii) to permit CVCA or First Union (or any affiliate of CVCA or First Union) to exchange all or any portion of the voting Securities then held by such Person on a share-for-share basis for shares of a class of non-voting Securities of the Company, which non-voting Securities shall be identical in all respects to such voting Securities, except that such new Securities shall be non-voting and shall be convertible into voting Securities on such terms as are requested by CVCA or First Union in light of regulatory considerations then prevailing, and (iii) to continue and preserve the respective allocation of the voting interests with respect to the Company provided for in the Amended Stockholders Agreement and the Amended Certificate and with respect to CVCA's or First Union's ownership of the Company's voting Securities. Such actions may include, but shall not necessarily be limited to:

                (A) entering into such additional agreements as are requested by CVCA or First Union to permit any Person(s) designated by CVCA or First Union to exercise any voting power which is relinquished by CVCA or First Union upon any exchange of voting Securities for non-voting Securities of the Company; and

                (B) entering into such additional agreements, adopting such amendments to the Amended Certificate and Amended Bylaws of the Company and taking such additional actions as are reasonably requested by CVCA or First Union in order to effectuate the intent of the foregoing.

If CVCA elects to transfer Securities of the Company to a Regulated Holder (as defined below) in order to avoid a Regulatory Problem, the Company shall enter into such agreements with such Regulated Holder as it may reasonably request in order to assist such Regulated Holder in complying with applicable laws, rules and regulations to which it is subject. Such agreements may include restrictions on the redemption, repurchase or retirement of Securities of the Company that would result or be reasonably expected to result in such Regulated Holder holding more voting securities or total securities (equity and debt) than it is permitted to hold under such regulations.

     (b) In the event CVCA or First Union has the right to acquire any of the Company's Securities (as the result of a preemptive offer, pro rata offer or otherwise), at CVCA's or First Union's request the Company will offer to sell to CVCA or First Union non-voting Securities (or, if the Company is not the proposed seller, will arrange for the exchange of any voting Securities for non-voting Securities immediately prior to or simultaneous with such sale) on the same terms as would have existed had CVCA or First Union acquired the Securities so offered and immediately requested their exchange for non-voting Securities pursuant to paragraph (a) above.

     (c) In the event that any Subsidiary of the Company ever offers to sell any of its Securities to CVCA or First Union, then the Company will cause such Subsidiary to enter into agreements with CVCA and First Union substantially similar to this Section 6.6 and, if applicable, Section 6.7 below.
                -----------                     -----------

     (d) The Company shall grant to any subsequent holder of Securities originally acquired by CVCA or First Union (a "Subsequent Purchaser"), upon such
                                               --------------------
Person's request, the same rights granted to CVCA and First Union pursuant to this Section 6.6 and, if applicable, Section 6.7 below.
     -----------                     -----------

      (e) In furtherance of the provisions of this Section 6.6, the Company acknowledges that First Union is a Regulated Holder and, is subject, among other things, to certain restrictions on the ownership of voting and non-voting Securities of the Company. On or prior to the Initial Closing, the Company agrees to take all such actions as are reasonably requested by First Union (and reasonably acceptable to Chase and J. H. Whitney) to permit First Union to comply with Regulation Y in connection with the transactions contemplated hereby, including without limitation:

           (i) authorizing an additional class of preferred stock of the Company identical in all respects to the Class D-2 Preferred Stock, except that such class of preferred stock shall be non-voting and shall be convertible into Common Stock or non-voting common stock of the Company (as described below) on such terms as are requested by First Union in light of prevailing regulatory considerations;

           (ii) authorizing an additional class of common stock of the Company identical in all respect to the Common Stock, except that such class of common stock shall be non-voting and shall be convertible into Common Stock on such terms as are requested by First Union in light of prevailing regulatory considerations;

           (iii) permitting First Union to purchase, in lieu of its commitment to purchase certain shares of Class D-2 Preferred Stock and Warrants hereunder, a requisite number of shares of the class of preferred stock authorized pursuant to clause (i) and a requisite number of warrants to purchase the class of non-voting common stock authorized pursuant to clause
     (ii) so as to comply with Regulation Y; and

           (iv) amending this Agreement (including the form of Amended Certificate, Amended Stockholders Agreement and Amended Registration Rights Agreement attached hereto) so as to properly reflect the transactions contemplated by clauses (i), (ii) and (iii) above and so as to include any other agreements deemed reasonably necessary by First Union, including agreements of the nature set forth in Section 6.6(a).

     (f)  For purposes of this Agreement:

          (i)    "Regulated Holder" means any holder of the Company's Securities
                  ----------------
     that is (or that is a subsidiary of a bank holding company that is) subject to the various provisions of Regulation Y of the Board of Governors of the Federal Reserve System, 12 CFR, Part 225 (or any successor to Regulation Y) ("Regulation Y");

          (ii)   "Regulatory Problem" means (A) any set of facts or
                  ------------------
     circumstances wherein it has been asserted by any governmental regulatory agency (or CVCA, First Union or any Subsequent Purchaser believes that there is a significant risk of such assertion) that such Person (or any bank holding company that controls such Person) is not entitled to hold, or exercise any material right with respect to, all or any portion of the Securities of the Company which such Person holds or (B) when such Person and its affiliates would own, control or have power (including voting rights) over a greater quantity of Securities of the Company than is permitted under any law or regulation or any requirement of any governmental authority applicable to such Person or to which such Person is subject; and

          (iii)  "Securities" means, with respect to any Person, such Person's
                  ----------
     capital stock or any option, warrants or other Securities which are directly or indirectly convertible into, or exercisable or exchangeable for, such Persons' capital stock (whether or not such derivative Securities are issued by the Company). Whenever a reference herein to Securities refers to any derivative Securities, the rights of CVCA and First Union shall apply to such derivative

           Securities and all underlying Securities directly or indirectly issuable upon conversion, exchange or exercise of such derivative Securities.

     6.7.  Information Rights and Related Covenants.
           ----------------------------------------

          (a) Promptly after the end of each fiscal year (but in any event prior to February 28 of each year), the Company shall, upon request, provide to CVCA a written assessment, in form and substance reasonably satisfactory to CVCA, of the economic impact of CVCA's financing hereunder, specifying the full-time equivalent jobs created or retained, the impact of the financing on the consolidated revenues and profits of the Business and on taxes paid by the Business and its employees (as contemplated by 13 CFR (S) 107.630(e)) .

          (b) Upon the request of CVCA or any affiliate of CVCA, the Company will (A) provide to such Person such financial statements and other information as such Person may from time to time reasonably request for the purpose of assessing the Company's financial condition and (B) furnish to such Person all information reasonably requested by it in order for it to prepare and file SBA Form 468 and any other information reasonably requested or required by any governmental agency asserting jurisdiction over such Person.

          (c) For a period of one year following the date hereof, neither the Company nor any of its Subsidiaries will change its business activity if such change would render the Company ineligible to receive financial assistance from an SBIC under the SBIA and the regulations thereunder (within the meanings of 13 CFR (S) 107.720 and (S) 107.760(b)).

          (d) The Company will at all times comply with the non-discrimination requirements of 13 CFR, Parts 112, 113 and 117.

          (e)  The Company understands that its violation of Sections 2.26, 6.6
                                                             -------------  ---
or this Section 6.7 of this Agreement may result in CVCA being required by the
        -----------
SBA to sell the Company Securities acquired by CVCA, and such sale may be at depressed prices due to the circumstances and timing of the sale. Therefore, in addition to any other remedies available to CVCA for the Company's violation of this Agreement, the Company agrees that CVCA shall be entitled to seek specific enforcement or other equitable relief to prevent a violation by the Company of such specified terms of this Agreement, and the Company waives any requirement that CVCA posts any bond as a condition to seeking or obtaining equity relief.

     6.8.  Remedies of Investors. If, pursuant to those certain equity
           ---------------------
commitment letters in favor of Universal Studios, Inc. executed substantially concurrently herewith, the Investors are required to make an equity investment in the Company, (i) such investment will take the form of an issuance of Shares and Warrants as provided in this Agreement, (ii) the Company shall not be released from liability for any breach of its obligations under this Agreement (including Section 6.6) and (iii) the Investors shall be entitled to all rights
           -----------
and remedies under this Agreement in respect of such investment or otherwise. To that end, the Company agrees to use the proceeds received by the Company in accordance with the first sentence of Section 2.26(b) within 45 days after receipt thereof.

     6.9.  Issue of Additional Warrants With Respect to the Bridge Preferred
           -----------------------------------------------------------------
Shares. If the Bridge Preferred Shares have not been redeemed in accordance with
------
the terms of the Amended Certificate on or before the 135th day following the Initial Closing, then the Company will on such day issue to the Investors holding such Bridge Preferred Shares additional Warrants, in a form identical to the Warrants issued at the Initial Closing (except for date, amount and other conforming changes) to exercisable for 3,338,871 shares of Common Stock in the aggregate, with each such Investor receiving a pro rata portion of such Warrants based on the number of Bridge Preferred Shared held by such Investor (and
             ------
reduced pro rata if there has been any partial redemption of Bridge Preferred Shares). If the Bridge Preferred Shares have not been redeemed in accordance with the terms of the Amended Certificate on or before the 270th day following the Initial Closing, then the Company will on such day issue to the Investors holding such Bridge Preferred Shares additional Warrants, in a form identical to the Warrants issued at the Initial Closing (except for date, amount and other conforming changes) exercisable for 1,686,299 shares of Common Stock in the aggregate, with each such Investor receiving a pro rata portion of such Warrants based on the number of Bridge Preferred Shared held by such Investor (and reduced pro rata if there has been any partial redemption of Bridge Preferred Shares). If the Bridge Preferred Shares have not been redeemed in accordance with the terms of the Amended Certificate on or before the 350th day following the Initial Closing, then the Company will on such day issue to the Investors holding such Bridge Preferred Shares additional Warrants, in a form identical to the Warrants issued at the Initial Closing (except for date, amount and other conforming changes) exercisable for 1,703,332 shares of Common Stock in the aggregate, with each such Investor receiving a pro rata portion of such Warrants based on the number of Bridge Preferred Shared held by such Investor (and reduced pro rata if there has been any partial redemption of Bridge Preferred Shares) (such Warrants, together with any additional warrants issued as described in the preceding two sentences, are referred to herein as the "Additional Warrants"). The number of Additional Warrants issued as of each of
  ------------------
the relevant dates as set forth in this Section 6.9 shall be subject to adjustment as necessary in order to give effect to the anti-dilution provisions thereof as though all such Additional Warrants were deemed to be issued as of the Initial Closing.

     6.10.  Company Election to Reduce or Eliminate Bridge Preferred Shares.
            ---------------------------------------------------------------
Notwithstanding anything to the contrary contained in this Agreement, the Company shall have the right to elect not to issue Bridge Preferred Shares to the Investors who have committed to purchase such Bridge Preferred Shares on Exhibit A-1 hereto, or to issue fewer Bridge Preferred Shares than those committed to be purchased, provided that all Investors who have committed to purchase Bridge Preferred Shares hereunder are affected by such election on a pro rata basis, and provided further that all Warrants associated with such Bridge Preferred Shares are reduced on a pro rata basis or eliminated, as applicable, subject to the following sentence. In the event that the transactions contemplated by the UCI Stock Purchase Agreement are consummated but the Bridge Preferred Shares are not issued, other than as a result of a willful breach by an Investor who has agreed to purchase Bridge Preferred Shares hereunder (each a "Bridge Investor"), the Bridge Investors nevertheless will be
                   ---------------
entitled to receive Warrants to purchase 1,636,047 shares of Common Stock in the aggregate, with each Bridge Investor receiving a pro rata portion of such Warrants based on the total number of

Bridge Preferred Shares committed to be purchased by such Bridge Investor. The Company shall not issue Bridge Preferred Shares to any person other than those Investors identified on Exhibit A-1 as a purchaser of Bridge Preferred Shares, unless all such persons have agreed in writing

     6.11.  Modifications of Certain Existing Instruments.  As of the Initial
            ---------------------------------------------
Closing, the Company agrees, for the benefit of each Investor that has committed to purchase Shares with an aggregate value of at least $2,000,000 hereunder and that holds Investor Warrants or Convertible Note Warrants (the "Bridge Note
                                                                -----------
Warrants"), to amend the Investor Warrants and Convertible Note Warrants held by
--------
such Investors to extend the exercise period thereof for five years beyond the currently scheduled expiration thereof.

     6.12.  Performance of UCI Stock Purchase Agreement. The Company will use
            -------------------------------------------
all commercially reasonable efforts to timely satisfy the conditions to its obligations under the UCI Stock Purchase Agreement and will perform all of its obligations thereunder.

7.  Restrictive Covenants in Favor of Holders of Senior Preferred Stock and
    -----------------------------------------------------------------------
    Bridge Preferred Stock.
    ----------------------

            So long as any Senior Preferred Stock or Bridge Preferred Stock remain outstanding, the Company agrees, solely for the benefit of the holders of such Senior Preferred Stock or Bridge Preferred Stock (it being understood that Investors who do not hold, or cease to hold, Senior Preferred Stock or Bridge Preferred Stock shall have no rights to enforce the following covenants), that it will not, and will cause its Subsidiaries not to:

     7.1  Transactions with Affiliates.  Except for transactions described  on
          ----------------------------
Schedule 2.22, enter into any transaction of any kind with any officers or
-------------
directors of the Company or a holder of five percent (5%) or more of the Common Stock of the Company outstanding or options to purchase such Common Stock or other securities directly or indirectly convertible or exercisable into such Common Stock, any member of their respective families, or any corporation or other entity directly or indirectly controlled by, controlling or under common control with one or more of such officers, directors or five percent (5%) stockholders or members of their families, other than (a) transactions between
                                           ----------
or among the Company and any Subsidiary, (b) transactions on terms at least as favorable to the Company and its Subsidiaries as would be the case in an arm's-length transaction between unrelated parties of equal bargaining power, (c) payment of reasonable and customary fees paid to members of the board of directors of the Company, (d) ordinary and usual compensation arrangements for officers, and (e) transactions approved by a majority of the disinterested directors of the Company's or applicable Subsidiary's board of directors.

     7.2  Mergers and Consolidations. Merge, combine or consolidate with or into
          --------------------------
any other entity, except (i) mergers, combinations and consolidations of a Subsidiary into another Subsidiary or into the Company, (ii) mergers, combinations or consolidations of a Subsidiary with another entity for the purpose of effecting an acquisition, or a disposition of all or a part of the stock or assets of such Subsidiary, (iii) mergers, combinations and consolidations of the Company with another entity, provided that the Company is the surviving corporation in such merger, combination or consolidation or (iv) mergers, combinations and consolidations of the Company with another entity in which the Company does not survive, provided that the survivor is a corporation organized under the laws of the United States and expressly assumes all obligations of the Company under this Agreement.

     7.3  Issuance of Senior or Pari Passu Equity Securities. Issue any
          --------------------------------------------------
preferred stock or other equity securities that rank senior to or pari passu with the Senior Preferred Stock or the Bridge Preferred Stock in respect of the right to receive dividends or to receive distributions upon a liquidation or dissolution of the Company (including upon change of control events).

     7.4  Restricted Payments.
          -------------------

               (1) Declare or pay any dividend on, or make any distribution to the holders (as such) in respect of any shares of capital stock of the Company or any Subsidiary, except to the Company or another directly or indirectly wholly-owned Subsidiary; or

               (2) Purchase, redeem or otherwise retire for value any capital stock of the Company or any Subsidiary (other than any such capital stock owned by the Company or any other directly or indirectly wholly owned Subsidiary), excluding repurchases of stock in an aggregate amount not to exceed $250,000 in any fiscal year of the Company; and excluding capital stock deemed to be repurchased upon exercise of stock options or warrants if such capital stock represents a portion of the exercise price of such options or warrants (i.e., a "cashless
                                                             ----
          exercise").

     7.5  Incurrence of Indebtedness. Incur any Indebtedness if, as a result of
          --------------------------
such incurrence, the Company and its Subsidiaries would have outstanding Indebtedness in excess of $400 million in aggregate principal amount on a consolidated basis. For purpose of the foregoing, (A) "Indebtedness" means, as
                                                       ------------
to any person, (a) all indebtedness of such Person for borrowed money, (b) that portion of the obligations of such Person under capital leases which is properly recorded as a liability on a balance sheet of that Person prepared in accordance with generally accepted accounting principles, (c) any obligation of such Person that is evidenced by a promissory note or other instrument representing an extension of credit to such Person, whether or not for borrowed money, (d) any obligation of such Person for the deferred purchase price of Property or services (other than trade or other accounts payable in the ordinary course of
          ----------
business in accordance with customary terms), (e) any obligation of such Person that is secured by a lien on assets of such Person, whether or not that Person has assumed such obligation or whether or not such obligation is non-recourse to the credit of such Person, but only to the extent of the fair market value of the assets so subject to the lien, (f) obligations of such Person arising under acceptance facilities or under facilities for the discount of accounts receivable of such Person and (g) obligations of such Person for unreimbursed draws under letters of credit issued for the account of such Person and (B) "Person" means any entity, whether an individual, trustee, corporation, general partnership, limited partnership, joint stock company, limited liability company, business trust, trust, estate, unincorporated organization, business association, firm, joint venture, government agency, or otherwise.

     7.6  Redemption of Bridge Preferred Stock.  Subject to Section 7.7, if the
          ------------------------------------
Company issues additional Shares and Warrants to existing stockholders of the Company in a Subsequent Closing, and if and to the extent that the Executive Committee of the Company's Board of Directors determines in its good faith judgment that the Company's current and reasonably foreseeable working capital needs have been provided for, then the Company will make an offer to each Investor holding Bridge Preferred Stock to redeem, at the option of such Investor and on a pro rata basis, Bridge Preferred Stock held by such Investor on or before the 60th day following the Subsequent Closing, in accordance with
Section 6 of the Amended Certificate (except that redemption will be at the option of the Investor), with and to the extent of the net proceeds of the sale of Shares in the Subsequent Closing.

     7.7  Limitation on Conversion of Bridge Preferred Stock. If the Company
          --------------------------------------------------
gives notice of a redemption of Bridge Preferred Shares in accordance with
Section 6 of the Amended Certificate with and to the extent of the net proceeds of any issuance of equity securities to (i) Bain Capital or its affiliates, (ii) existing stockholders of the Company pursuant to Section 8 of the Amended Stockholders Agreement or (iii) other investors identified prior to the Initial Closing by mutual agreement of the Company and J. H. Whitney & Co., then in any such event the Investors holding Bridge Preferred Shares agree to refrain from exercising their conversion rights set forth in Article Four, Section 5 of the Amended Certificate for a period beginning on delivery of the applicable redemption notice and ending on the applicable redemption date, provided that full payment is made for such shares on such date. Any Investor who sells or transfers Bridge Preferred Shares shall obtain the written agreement of its transferee, for the benefit of the Company, to comply with the requirements of this Section 7.7.

8.  Miscellaneous.
    -------------

    8.1.  Certain Defined Terms. As used in this Agreement, the term "Person"
          ---------------------                                       ------
shall mean an individual, corporation, trust, partnership, joint venture, unincorporated organization, government agency or any agency or political subdivision thereof, or other entity.

    8.2.  Survival of Covenants; Assignability of Rights.  All covenants,
          ----------------------------------------------
agreements, representations and warranties of the Company made herein and in the certificates, lists, exhibits, schedules or other written information delivered or furnished to any Investor in connection herewith shall be deemed material and to have been relied upon by such Investor, and except that representations and warranties contained herein shall only survive thirty-six months after the last Closing, shall survive the delivery of the Shares, and shall bind the Company's successors and assigns, whether so expressed or not, and, except as provided otherwise in this Agreement, all such covenants, agreements, representations and warranties shall inure to the benefit of the Investor's successors and assigns and to transferees of the Shares, whether so expressed or not.

     8.3. Incorporation by Reference. All exhibits and schedules appended to
          --------------------------
this Agreement are herein incorporated by reference and made a part hereof.

     8.4.  Parties in Interest.  All covenants, agreements, representations,
           -------------------
warranties and undertakings in this Agreement made by and on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

     8.5.  Amendments and Waivers.  This Agreement may be amended and any term,
           ----------------------
covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon the written consent of the holders of Shares which represent more than the Requisite Percentage of the outstanding Class D-2 Preferred Shares or the Common Conversion Shares issuable with respect thereto; provided that no amendment may increase the financial obligations of any Investor hereunder or make any other material economic change adverse to any Investor without the consent of such Investor; and provided further that no amendment may be made to Section 7 of this Agreement without the consent of holders of 66% of the outstanding Senior Preferred Shares and Bridge Preferred Shares, voting together for this purpose as a single class. The "Requisite
                                                                  ---------
Percentage" shall be 85% prior to the Initial Closing and 80% thereafter.
----------

     8.6.  Governing Law. This Agreement shall be deemed a contract made under
           -------------
the laws of the state of Delaware and, together with the rights of obligations of the parties hereunder, shall be construed under and governed by the laws of the state of Delaware, without regard to the conflicts of law provision thereof.

     8.7.  Notices. All notices, requests, consents and demands shall be in
           -------
writing and shall be personally delivered, mailed, postage prepaid, telecopied or telegraphed :

     To the Company:          HOB Entertainment, Inc.
                              6255 Sunset Blvd., 16th Floor
                              Hollywood, CA  90028
                              Attention: President
                              Telecopy:  (323) 769-4780

     with a copy to:          John Jameson
                              Latham & Watkins
                              633 W. Fifth Street, Suite 4000
                              Los Angeles, California 90071

or to each Investor at its address set forth on Exhibit A hereto, or such other
                                                ---------
requests, demands and other communication shall, when mailed (registered or certified mail, return receipt requested, postage prepaid), personally delivered, or telegraphed, be effective four days after deposit in the mails, when personally delivered, or when delivered to the telegraph company, respectively, addressed as aforesaid, unless otherwise provided herein and, when telecopied, shall be effective upon actual receipt.

     8.8.  Subsidiaries.  The financial statements of the Company described in
           ------------
Section 6.1 shall include all subsidiaries of the Company, whether now owned or
-----------
hereafter acquired to the extent required by generally accepted accounting principles and the other covenants, and obligations of the Company set forth in this Agreement hereof shall apply where relevant to such subsidiaries as well as the Company.

     8.9.  Effect of Headings. The section and paragraph headings herein are for
           ------------------
convenience only and shall not affect the construction hereof.


     8.10. Entire Agreement. This Agreement and the Exhibits and Schedules
           ----------------
hereto together with any other agreement referred to herein (the "Additional
                                                                  ----------
Agreements") constitute the entire agreement among the Company and the Investors
----------
with respect to the subject matter hereof. This Agreement and such Additional Agreements supersede all prior agreements between the parties with respect to the subject matter hereof.


     8.11. Severability. The invalidity or unenforceability of any provision
           ------------
hereof shall in no way affect the validity or enforceability of any other provision.

     8.12. Counterparts. This Agreement may be executed in counterparts, all of
           ------------
which together shall constitute one and the same instrument.

     8.13. Fees and Expenses.  (a) The parties will pay all of their respective
           -----------------
expenses incurred by them in connection herewith, except that upon the Initial Closing, the Company will reimburse Chase, J. H. Whitney and First Union (the

"Principal Investors") and S.A. Blues on demand for all reasonable out-of-pocket
--------------------
fees and expenses incurred by them or their affiliates, including reasonable fees and expenses of counsel, fees under the Hart-Scott-Rodino Antitrust Improvements Act and other governmental filing fees, if any (such Hart-Scott Rodino and other filing fees, the "Filing Fees"), and travel-related expenses. In the event that Closing does not occur as a result of the failure of any condition set forth herein or otherwise (other than as a result of a willful breach by a Principal Investor), all reasonable costs and expenses, including costs of conducting due diligence (but excluding Filing Fees) incurred by the Principal Investors will be shared by them pro rata based on their aggregate commitment amounts; provided, however, that the Company will reimburse any Principal Investor for all such reasonable costs and expenses incurred by it (including Filing Fees) if the Company completes the sale of its equity securities for an aggregate purchase price of at least $20,000,000 on or before the first anniversary of the date hereof, and such Principal Investor purchases at least $5,000,000 of such equity securities.

          (b) At each Closing, the Company will pay each Investor a closing fee equal to 3% of the aggregate liquidation preference of the Senior Preferred Stock purchased by such Investor, and, at the Initial Closing, an advisory fee of $3,000,000 in the aggregate to certain Investors as follows: $250,000 to First Union, $250,000 to S.A. Blues (provided that it purchases Shares for an aggregate purchase price of at least $15,000,000 pursuant to this Agreement) and the balance to Chase and J.H. Whitney (or their respective designees) in equal amounts. With regard to the portion of such advisory fees payable to J. H. Whitney or its designees, $781,250 shall be payable to J.H. Whitney III Management, L.L.C., and $468,750 shall be payable to Whitney Market Value Fund Management Company, L.L.C.

    8.14   Attorneys' Fees. In the event of any action brought by any party
           ---------------
hereto to enforce its rights under this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and expenses.

    8.15   Termination of Agreement.  This Agreement shall terminate on the
           ------------------------
earlier to occur of the twelve month anniversary hereof and the date upon which the UCI Stock Purchase Agreement terminates in accordance with its terms.



        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, this Purchase Agreement for Class D-2 Preferred Stock, 12% Senior Redeemable Preferred Stock, Senior Convertible Preferred Stock and Common Stock Purchase Warrants has been executed as of the date first above written.

                         COMPANY

                         HOB ENTERTAINMENT, INC.

                         By:_________________________________________
                            Name:____________________________________
                            Title:___________________________________

                          ADDITIONAL SIGNATURE PAGE TO
                       PREFERRED STOCK PURCHASE AGREEMENT


     IN WITNESS WHEREOF, this Purchase Agreement for Class D-2 Preferred Stock, 12% Senior Redeemable Preferred Stock, Senior Convertible Preferred Stock and Common Stock Purchase Warrants has been executed as of ___________________________, 1999.

INDIVIDUAL INVESTOR:          ___________________________________
                              (Signature)


                              ___________________________________
                              (Printed Name)


CORPORATE OR PARTNERSHIP      ___________________________________
INVESTOR:                     (Name of Corporation or Partnership)


                              By:_________________________________
                                 Name:____________________________
                                 Title:_____________________________


TRUST INVESTOR:               ____________________________________
                              (Full Name of Trust)


                              By:_________________________________
                                 (Signature of Trustee)


Amount of each type of security to be purchased:

Class D-2 Preferred Stock:    $__________________
Senior Preferred Stock:       $__________________
Bridge Preferred Stock:       $__________________
Warrants:  _______________ (underlying shares)